UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

IntelGenx Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission File No.)	(IRS Employer ID)
of incorporation)

6420 Abrams, Ville Saint Laurent, Quebec, H4S 1Y2 Canada
(Address of principal executive offices and Zip Code)

(514) 331-7440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [_]

Item 5.07      Submission of Matters to a Vote of Security Holders.

IntelGenx Technologies Corp. (the “Company” or “IntelGenx”) held its Annual Meeting of Shareholders on May 8, 2018 (the “Annual Meeting”), for those who were shareholders of the Company at the close of business on March 12, 2018 (the “Record Date”), pursuant to notice and proxy materials duly mailed to them. As of the Record Date, there were 67,731,468 shares outstanding of the Company’s common stock at $0.00001 par value (the “IntelGenx Common Stock”). At the 2018 Annual Meeting, shareholders as of the Record Date holding 57,862,826 shares (85.430%) of the IntelGenx Common Stock were present in person or per proxy. Each such shareholder was entitled to one vote for each share of the IntelGenx Common Stock held on the Record Day.

At the 2018 Annual Meeting, the following matters were submitted to votes of the Company’s shareholders:

(i)	the election of six directors,
(ii)	the ratification of Richter LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018,
(iii)	the advisory vote on executive compensation, and
(iv)	the approval for the Performance and Restricted Share Unit Plan (PRSU).
(v)	to authorize the Board of Directors of the Company to effect a consolidation of the shares of our Common Stock, for the primary purpose of an up-listing, in a ratio of between one-for-three and one-for-eight, in their sole discretion without further shareholder approval, as further descripted in the proposal.

The following votes were received at the 2018 Annual Meeting from the shareholders for the election of six directors to serve until the 2018 Annual Meeting of Shareholders or until their respective successors are elected or appointed:

Name of Nominee	For	Abstain	Broker Non-Votes
Horst G. Zerbe, Ph.D.	25,162,441	2,523,048	30,177,337
J. Bernard Boudreau	25,322,727	2,362,762	30,177,337
Bernd J. Melchers	25,553,517	2,131,972	30,177,337
John Marinucci	25,545,382	2,140,107	30,177,337
Clemens Mayr	25,556,347	2,129,142	30,177,337
Mark Nawacki	25,830,145	1,855,344	30,177,337

(ii) the following votes were received at the 2018 Annual Meeting from the shareholders to ratify the appointment of Richter LLP as the Company’s registered independent auditors for the fiscal year ending December 31, 2018, and such appointment was approved:

			Broker
For	Against	Abstain	Non-Votes
52,785,870	3,654,210	1,422,746	0

(iii) the following votes were received at the 2018 Annual Meeting from the shareholders to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Proxy Statement (“say on pay”), and such compensation was approved:

			Broker
For	Against	Abstain	Non-Votes
19,842,592	7,204,874	638,023	30,177,337

(iv) the following votes were received at the 2018 Annual Meeting from shareholders to approve the Performance and Restricted Share Unit Plan. The majority of votes cast by disinterested shareholders was required for the approval. The approval was adjusted by deducting 10,498,600 insider votes.

			Broker
For	Against	Abstain	Non-Votes
10,105,109	6,560,751	521,029	30,177,337

(v) the following votes were received at the 2018 Annual Meeting from shareholders to authorize the Board of Directors of the Company to effect a consolidation of the shares of our Common Stock, for the primary purpose of an up-listing, in a ratio of between one-for-three and one-for-eight, in their sole discretion without further shareholder approval, as further descripted in the proposal. The majority of issued and outstanding votes was required for the approval.

			Broker
For	Against	Abstain	Non-Votes
36,010,646	21,641,902	210,277	1

No other matters were submitted to or voted on by the shareholders.

Further information concerning the matters voted upon at the Annual Meeting is contained in the Company’s proxy statement, dated March 29, 2018, with respect to the 2018 Annual Meeting.

INTELGENX TECHNOLOGIES CORP.

Dated: May 9, 2018	By: /s/ Ingrid Zerbe
Ingrid Zerbe
Corporate Secretary